UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 13, 2024

CANOO INC.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-38824 (Commission File Number)	83-1476189 (I.R.S. Employer Identification Number)

19951 Mariner Avenue Torrance, California	90503
(Address of principal executive offices)	(Zip Code)

(424) 271-2144

(Registrant’s telephone number,
 including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GOEV	The Nasdaq Capital Market

Warrants to purchase shares of Common Stock	GOEVW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

At-the-Market Sales Agreement

On September 13, 2024, Canoo Inc. (the “Company”) entered into an Equity Distribution Agreement (the “Sales Agreement”) with Northland Securities, Inc. (the “Agent”) to sell shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), having an aggregate sales price of up to $200 million (the “Shares”), from time to time, through an “at the market offering” program under which the Agent will act as the sales agent. The sales, if any, of the Shares made under the Sales Agreement will be made by any method permitted by law deemed to be an “at the market offering” as defined in Rule 415 promulgated under the Securities Act of 1933, as amended.

The Shares will be issued pursuant to the Company’s shelf registration statements on Form S-3 filed by the Company with the Securities and Exchange Commission on May 10, 2022 (File No. 333-264842) (the “May 2022 Form S-3”) and July 23, 2024 (File No. 333-280962), in each case including a prospectus, relating to the securities, including the Shares, to be issued from time to time by the Company. The Company filed a prospectus supplement on September 13, 2024 (the “Prospectus Supplement”) with the U.S. Securities and Exchange Commission in connection with the offer and sale of the Shares.

The Company’s prior at-the-market offering pursuant to an Equity Distribution Agreement with Evercore Group L.L.C. and H.C. Wainwright & Co., LLC, dated August 8, 2022, which was previously registered under the May 2022 Form S-3, expired pursuant to its terms on August 8, 2024 and is no longer in effect after such date.

The Sales Agreement provides that the Agent will be entitled to compensation for its services in an amount equal to 3.0% of the aggregate gross proceeds from the sales placed by the Agent thereunder. The Sales Agreement contains customary representations, warranties and agreements by the Company, indemnification obligations of the Company and the Agent, other obligations of the parties and termination provisions. The Company is not obligated to sell any of the Shares under the Sales Agreement and may at any time suspend solicitation and offers thereunder. The offering of the Shares pursuant to the Sales Agreement will terminate on the earlier of (i) the sale, pursuant to the Sales Agreement, of the Shares having an aggregate sales price of $200 million and (ii) the termination of the Sales Agreement by either the Company or the Agent, as permitted therein.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any of the Shares under the Sales Agreement, nor shall there be any sale of such Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The foregoing description of the Sales Agreement does not purport to be complete and is qualified in its entirety by reference to the Sales Agreement, which is filed hereto as Exhibit 10.1 and which is incorporated herein by reference.

Attached to this Current Report on Form 8-K as Exhibit 5.1, and incorporated by reference to the Prospectus Supplement, is the opinion of Munck Wilson Mandala, LLP relating to the legality of the Shares.

Yorkville Consent Agreement

As previously disclosed, (i) on July 20, 2022, the Company entered into a Pre-Paid Advance Agreement (as amended and supplemented from time to time, the “2022 PPA”) with YA II PN, Ltd., a Cayman Islands exempt limited company (“Yorkville”) and (ii) on July 19, 2024, the Company entered into a Prepaid Advance Agreement (as amended and supplemented from time to time, the “July PPA,” and together with the 2022 PPA, the “PPA Agreements”) with Yorkville. Pursuant to the terms of each of the PPA Agreements, the Company may enter into an “at the market offering” or other continuous offering or similar offering of Common Stock with a registered broker-dealer, whereby the Company may sell Common Stock at a future determined price; provided, however, that the Company shall not be permitted to execute transactions under such agreement unless (i) an Amortization Event (as defined in the PPA Agreements) has occurred and is continuing, or (ii) there is no balance outstanding under all prior Prepaid Advances (as defined in the PPA Agreements).

On September 13, 2024, the Company and Yorkville entered into an Omnibus Consent to Pre-Paid Advance Agreements (the “Consent Agreement”) pursuant to which Yorkville consented to the Company undertaking an at-the-market offering with the Agent (such offering, the “ATM Offering”) subject to certain conditions including the following. Pursuant to the Consent Agreement, solely with respect to the first $5 million of gross proceeds received or receivable by the Company (such proceeds, the “Initial ATM Proceeds”) pursuant to sales of Common Stock sold under the ATM Offering (such sales up to the Initial ATM Proceeds, the “Initial ATM Sales”), the Company will retain 100% of the Initial ATM Proceeds; provided that any further sales under the ATM Offering subsequent to the Initial ATM Sales will require Yorkville’s prior written consent, which consent by Yorkville to any further sales under the ATM Offering subsequent to the Initial ATM Sales may be granted at any time by Yorkville to the Company via e-mail correspondence.

The foregoing description of the Consent Agreement does not purport to be complete and is qualified in its entirety by reference to the Consent Agreement, which is filed hereto as Exhibit 10.2 and which is incorporated herein by reference.

Item 8.01	Other Events.

Preliminary Unaudited Estimated Financial Data for the Three Months Ending September 30, 2024

On a preliminary unaudited basis, the Company expects to report revenues ranging from $0.1 million to $1.2 million and Adjusted EBITDA of $(30.0) million to $(40.0) million, in each case for the three months ending September 30, 2024. Adjusted EBITDA is not prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”) and should not be relied upon in isolation or as a substitute for financial measures prepared in accordance with GAAP. See “Non-GAAP Financial Measures” below.

This preliminary estimate is based on currently available information and does not present all necessary information for an understanding of the Company’s expected results of operations for the three months ending September 30, 2024. Because the quarter has not yet ended, it is possible that events or developments that are not yet known to management will result in material changes to this estimated financial data, including revenue estimates. This preliminary estimate has been prepared by and is the responsibility of management. The Company’s independent registered public accounting firm, Deloitte & Touche LLP, has not audited, reviewed, compiled or performed any procedures with respect to this preliminary financial information and, accordingly, Deloitte & Touche LLP does not express an opinion or any other form of assurance and assumes no responsibility for, and disclaims any association with, the preliminary third quarter financial information. Because the quarter has not yet ended, the Company has not commenced its closing procedures yet and it is possible that the Company or its independent registered public accounting firm may identify items that require adjustments to the preliminary estimated results set forth above and those changes could be material. Accordingly, undue reliance should not be placed on this preliminary estimate. In addition, the preliminary estimates for the three months ending September 30, 2024, are not necessarily indicative of the results to be achieved in any future period.

Withdrawal of Certain Previously-Issued Guidance

The Company is withdrawing its previously-issued revenue guidance for the year ending December 31, 2024. The Company is also withdrawing its previously-issued operational guidance relating to the manufacturing run rate, production and delivery of vehicles in 2024 and subsequent periods.

Non-GAAP Financial Measures

Adjusted EBITDA

“EBITDA” is defined as net loss before interest expense, income tax expense or benefit, and depreciation and amortization. “Adjusted EBITDA” is defined as EBITDA adjusted for stock-based compensation, restructuring charges, asset impairments, non-routine legal fees, and other costs associated with exit and disposal activities, acquisition and related costs, changes to the fair value of contingent earnout shares liability, changes to the fair value of warrant and derivative liability, changes to the fair value of the derivative asset, changes to the fair value of convertible debt, loss on extinguishment of debt, and any other one-time non-recurring transaction amounts impacting the statement of operations during the year.

Adjusted EBITDA is intended as a supplemental measure of the Company’s performance that is neither required by, nor presented in accordance with, GAAP. The Company believes Adjusted EBITDA is beneficial to an investor’s complete understanding of its operating performance. The Company believes that the use of Adjusted EBITDA provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing its financial measures with those of comparable companies, which may present similar non-GAAP financial measures to investors. However, you should be aware that when evaluating Adjusted EBITDA, the Company may incur future expenses similar to those excluded when calculating these measures. In addition, the Company’s presentation of these measures should not be construed as an inference that its future results will be unaffected by unusual or non-recurring items. The Company’s computation of Adjusted EBITDA may not be comparable to other similarly titled measures computed by other companies, because all companies may not calculate Adjusted EBITDA in the same fashion.

Because of these limitations, Adjusted EBITDA should not be considered in isolation or as a substitute for performance measures calculated in accordance with GAAP. The Company manage its business utilizing Adjusted EBITDA as a supplemental performance measure.

With respect to the Company’s preliminary expectations for Adjusted EBITDA for the three months ending September 30, 2024, the Company’s reconciliations of Adjusted EBITDA to the most comparable measure prepared in accordance with GAAP is not available, as the Company is unable to quantify certain amounts to the degree of precision that would be required in the relevant GAAP measures without unreasonable effort. These items include changes in warrant and derivative liability, changes to the fair value of contingent earnout shares liability and the income tax effects of these items and/or other income tax-related events. These items depend on highly variable factors and any such reconciliations would imply a degree of precision that would be confusing or misleading to investors.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description
5.1	Opinion of Munck Wilson Mandala, LLP
10.1	Equity Distribution Agreement, dated September 13, 2024, by and between Canoo Inc. and Northland Securities, Inc.
10.2	Omnibus Consent to Pre-Paid Advance Agreements, dated September 13, 2024, by and between Canoo Inc. and YA II PN, Ltd.
23.1	Consent of Munck Wilson Mandala, LLP (contained in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This report contains forward-looking statements, and any statements other than statements of historical fact could be deemed to be forward-looking statements. These forward-looking statements include, among other things, statements regarding the amount of shares of Common Stock the Company may issue pursuant to the Sales Agreement, the amount of proceeds to be received by the Company from the sale of shares of common stock and the uses thereof and related matters, as well as statements relating to the Company’s estimated financial results. These statements are subject to risks and uncertainties, and actual results may differ materially from these statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. The Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 13, 2024	CANOO INC.

	By:	/s/ Hector Ruiz
	Name:	Hector Ruiz
	Title:	General Counsel and Corporate Secretary